UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on March 22, 2024, Summit Midstream Partners, LP (NYSE: SMLP), a Delaware limited partnership (the “Partnership”), announced a plan to seek approval from the Partnership’s unitholders to convert to a C corporation at a Special Meeting later this year. In furtherance thereof, on May 31, 2024, the Partnership entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Summit Midstream Corporation (“New Summit”), Summit SMC NewCo, LLC (“Merger Sub”), a wholly-owned subsidiary of New Summit, the Partnership and Summit Midstream GP, LLC, the general partner of the Partnership (the “General Partner”), pursuant to which Merger Sub will be merged with and into the Partnership (the “Merger”), with the Partnership continuing as the surviving entity and a wholly-owned subsidiary of New Summit (the “Corporate Reorganization”).

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth in the “Explanatory Note” above is incorporated into this Item 1.01 by reference.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and except as otherwise described herein:

●	each outstanding common unit (each, a “Common Unit”) representing limited partner interests in the Partnership will be converted into the right to receive 1.000 shares of New Summit common stock, par value $0.01 per share (“Common Stock”), for each outstanding Common Unit; and

●	each outstanding 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit (each, a “Series A Preferred Unit” and, together with the Common Units, the “Units”) will be converted into the right to receive 1.000 shares of Series A Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”), for each outstanding Series A Preferred Unit, with the liquidation preference of each share of Series A Preferred Stock initially equal to $1,000 and the Certificate of Designation of Series A Floating Rate Cumulative Redeemable Perpetual Preferred Stock of Summit Midstream Corporation (the “Series A Certificate of Designation”) will deem all accumulated and unpaid distributions on the Series A Preferred Units to be Series A Unpaid Cash Dividends (as defined in the Series A Certificate of Designation) per share of Series A Preferred Stock, which shall constitute all consideration to be paid in respect to such Series A Preferred Units, and any rights to accumulated and unpaid distributions on such Series A Preferred Units will be discharged;

with the exception that (i) limited partner interests that are owned immediately prior to the Effective Time by the Partnership or its subsidiaries will be automatically cancelled and cease to exist and (ii) any Units owned immediately prior to the Effective Time by the General Partner or New Summit or any of its subsidiaries (other than the Partnership and its subsidiaries) will remain outstanding in the Partnership, unaffected by the Merger.

New Summit does not expect to, nor will, issue any fractional shares of Common Stock or Series A Preferred Stock in the Merger. In the event of any adjustments by reason of the occurrence of any unit or share dividend, subdivision, reclassification, recapitalization, split, split-up, unit or share distribution, combination, exchange of units or shares or similar transaction, each such holder of Common Units or Series A Preferred Units that are exchanged pursuant to the Merger Agreement who after giving effect to such adjustments would have received a fraction of a share of Common Stock or Series A Preferred Stock will be entitled to receive, from the exchange agent appointed by New Summit pursuant to the Merger Agreement, a number of shares of Common Stock or Series A Preferred Stock that is rounded up to the nearest whole share.

The board of directors of the General Partner (the “GP Board”) has determined that the Merger Agreement and the Merger are advisable and in the best interests of the Partnership and the Partnership’s unitholders, unanimously adopted the Merger Agreement and unanimously approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereby, and resolved to submit the Merger Agreement to a vote of the holders of Common Units and recommend approval of the Merger Agreement by the holders of Common Units.

The Merger Agreement contains customary representations and warranties from the Partnership and the General Partner, on the one hand, and New Summit and Merger Sub, on the other hand, and each party has agreed to customary covenants. Completion of the Merger is subject to certain customary conditions, including, among others: (i) the Merger Agreement must have been approved by the affirmative vote of the holders of a majority of the outstanding Common Units (the “Unitholder Approval”); (ii) no law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any governmental entity is in effect enjoining, restraining, preventing or prohibiting the consummation of the transactions contemplated by the Merger Agreement or making the consummation of the transactions contemplated by the Merger Agreement illegal, or any applicable waiting period expired; (iii) the effectiveness of a registration statement on Form S-4; (iv) approval for listing the Common Stock on a national securities exchange; (v) supplemental indentures required pursuant to the terms of indentures governing debt securities of the Partnership or its subsidiaries in connection with the Corporate Reorganization must have been entered into by New Summit; (vi) a joinder to the Credit Agreement (as defined in the Merger Agreement) must have been executed and delivered by New Summit; (vii) the General Partner must have delivered or caused to be delivered to each of the Partnership, New Summit and Merger Sub a consent authorizing, among other things, the Merger Agreement and the transactions contemplated thereby; (viii) the GP Board must authorize the consummation of the Merger following the satisfaction or the waiver of the other conditions precedent required to consummate the Merger; (ix) subject to specified materiality standards, the accuracy of certain representations and warranties of the other party; and (x) compliance by the other party in all material respects with its covenants.

The Merger Agreement may be terminated at any time prior to the Effective Time (i) by the mutual written consent of the Partnership and New Summit duly authorized by the GP Board and the board of directors of New Summit (the “New Summit Board”), (ii) if the closing has not occurred on or before January 1, 2026, (iii) if, upon the conclusion of the meeting of the holders of Common Stock and any postponements and adjournments, the Unitholder Approval has not been obtained, and (iv) upon the occurrence of certain other events specified in the Merger Agreement.

Concurrent with the consummation of the Corporate Reorganization, New Summit will amend and restate its certificate of incorporation and bylaws, and the New Summit Board will be classified in accordance with the terms of the Merger Agreement. The New Summit Board will be divided into three classes of directors, with the directors serving three-year terms.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Partnership, New Summit or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Partnership, New Summit, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Partnership or New Summit or their subsidiaries or affiliates.

Item 8.01 Other Events.

The Common Stock and Series A Preferred Stock to be issued by New Summit in connection with the Corporate Reorganization will be issued pursuant to the registration statement on Form S-4 initially filed with the Securities and Exchange Commission (the “SEC”) by New Summit on May 31, 2024 (the “Registration Statement”). The proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Registration Statement included updated risk factors for the Partnership. Such risk factor disclosure is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements concerning expectations for the future that are forward-looking within the meaning of the federal securities laws. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could,” including statements about the potential Corporate Reorganization, the benefits of the Corporate Reorganization, and any related opportunities and the plans and objectives of management for future operations. In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies and possible actions taken by the Partnership or its subsidiaries are also forward-looking statements. Forward-looking statements also contain known and unknown risks and uncertainties (many of which are difficult to predict and beyond management’s control) that may cause the Partnership’s actual results in future periods to differ materially from anticipated or projected results. An extensive list of specific material risks and uncertainties affecting the Partnership is contained in its Annual Report on Form 10-K for the year ended December 31, 2023, which the Partnership filed with the SEC on March 15, 2024 (the “Annual Report”), as amended and updated from time to time, including by the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, which the Partnership filed with the SEC on May 6, 2024. Any forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Partnership undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed Corporate Reorganization and may be deemed to be solicitation material in respect of the proposed Corporate Reorganization. The proposed Corporate Reorganization is expected to be submitted to the holders of Common Units for their consideration. In connection with the proposed Corporate Reorganization, New Summit has filed with the SEC a Form S-4 containing the Proxy Statement/Prospectus to be distributed to the holders of Common Units in connection with the Partnership’s solicitation of proxies for the vote of the holders of Common Units in connection with the proposed Corporate Reorganization and other matters as described in such Proxy Statement/Prospectus. The Proxy Statement/Prospectus will also serve as the prospectus relating to the offer of the securities to be issued to the Partnership’s unitholders in connection with the completion of the proposed Corporate Reorganization. The Partnership and New Summit may file other relevant documents with the SEC regarding the proposed Corporate Reorganization. The definitive Proxy Statement/Prospectus will be mailed to the holders of Common Units when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED CORPORATE REORGANIZATION, INVESTORS AND UNITHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED CORPORATE REORGANIZATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CORPORATE REORGANIZATION.

The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Partnership or New Summit with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or by directing a written request to the Partnership at 910 Louisiana Street, Suite 4200, Houston, Texas 77002.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Partnership, the General Partner and certain of the General Partner’s executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Corporate Reorganization. Information regarding the General Partner’s directors and executive officers is available in the Annual Report. To the extent that holdings of the Partnership’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Proxy Statement/Prospectus and other relevant materials relating to the proposed Corporate Reorganization to be filed with the SEC when they become available. Unitholders and other investors should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of May 31, 2024, by and among Summit Midstream Corporation, Summit SMC NewCo, LLC, Summit Midstream Partners, LP and Summit Midstream GP, LLC.
99.1	Updated Risk Factors.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	June 3, 2024	/s/ James D. Johnston
James D. Johnston, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary